                            STOCK PURCHASE AGREEMENT

        This Stock Purchase Agreement, dated as of March 10, 2000, is by and between Intellicall, Inc., a Delaware corporation ("Seller") and Gotthardfin Limited, Nassau, Bahamas, a wholly-owned subsidiary of Banca del Gottardo ("Purchaser").

                              W I T N E S S E T H

        WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, 11,836 shares of common stock and 58,772 shares of Series A Preferred stock, par value $0.01 per share of ILD
Telecommunications, Inc. (the "Shares"), a Delaware corporation (the
"Company");

        NOW, THEREFORE, in consideration of the mutual representations, warranties and covenants herein contained, and on the terms and subject to the conditions herein set forth, the parties hereto hereby agree as follows:

        1. PURCHASE AND SALE. Subject to the remainder of this Section 1, at the Closing (as hereinafter defined), Seller agrees to sell to Purchaser, and Purchaser agrees to purchase from Seller, the Shares. The closing of the purchase and sale of the Shares (the "Closing") shall occur on the first business day following the satisfaction of the condition precedent set forth in Section 2 below (the "Closing Date"), at the offices of Seller. At the Closing, Seller shall deliver to Purchaser original certificates representing the Shares, together with executed stock powers relating thereto. At the Closing, Purchaser shall deliver to Seller: (i) by wire transfer of immediately available funds, of the sum of U.S. $15,533,760.00; and (ii) an Instrument of Accession, in the form of Exhibit A attached hereto (the "Instrument of Accession).

        2. CONDITION PRECEDENT. The parties acknowledge and agree that the transfer of the Shares from Seller to Purchaser is subject to the terms and provisions of that certain Fourth Amended and Restated Shareholders' Agreement, dated as of December 22, 1999, by and among the Company and certain of its Shareholders (the "Shareholders Agreement"). The obligations of the parties hereto shall be subject to the waiver of the parties to the Shareholders Agreement of Sections 2.02 and 2.03 of the Shareholders Agreement, or the failures of such parties to exercise any of their rights under such Sections within the time periods prescribed in such Sections.
Upon satisfaction of the above condition precedent, Seller shall give written notice to Purchaser thereof.

        3. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser represents and warrants to Seller as follows: (a) this Agreement is a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms; and (b) Purchaser has the right, power and authority to execute and deliver this Agreement and to consummate the transactions set forth herein. In addition, Purchaser acknowledges and agrees that, due to an officer of Seller being on the Board of Directors of the Company, Seller may have knowledge of certain material information concerning the Company which Purchaser does not have knowledge of, and that the purchase price for the Shares may not bear any relevance to the actual value of the Shares or the Company. Purchaser further represents and warrants that Purchaser has done its own due diligence on the Company and is not relying upon Seller to furnish Purchaser with any information.

        4. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Purchaser as follows: (a) this Agreement is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms; (b) Seller is the legal and beneficial owner of the Shares, and, subject to compliance with the terms and provisions of the Shareholders Agreement, Seller has no obligation to any person or entity to sell or vote the Shares; (c) Seller has the right, power and authority to execute and deliver this Agreement and to consummate the transactions set forth herein;
(d) subject to compliance with the terms and provisions of the Shareholders Agreement, the delivery of the Shares to the Company pursuant to this Agreement will convey to the Company legal, valid and marketable title to the Shares, free and clear of all liens, security interests, or other encumbrances of any character whatsoever (other than those imposed by federal or state securities laws or by the Shareholders Agreement).

        5.    FURTHER AGREEMENTS.

              (a) Purchaser agrees that Seller shall use (i) approximately $2.6 million of the proceeds from the sale of Shares to pay-off the promissory note, dated December 22, 1995, with Seller as "maker" and Purchaser as "payee"; and (ii) the remaining proceeds from such sale for general corporate purposes (including the repayment of a $500,000 bridge loan made by Bank of America, N. A. to Seller). Seller acknowledges that Seller owes an additional approximately $2 million to a group of lenders pursuant to a series of promissory notes, dated on or about June 10, 1999, and that Seller shall offer to such lenders the opportunity to have such indebtedness repaid, without premium or penalty. Seller further acknowledges that Seller owes an additional approximately $5 million to a group of lenders pursuant to a series of promissory notes, dated on or about November 22, 1996 (including Purchaser), and that Seller shall offer to such lenders the opportunity to have such indebtedness repaid, without premium or penalty.

              (b) The parties hereto agree that the Deposit Agreement, dated June 8, 1999, by and between the parties, is hereby terminated in its entirety and of no further force or effect, and Purchaser hereby agrees to promptly deliver to Seller the certificate representing the shares of Series A Preferred Stock of the Company which is being held by Purchaser under the Deposit Agreement.

              (c) During the period commencing on the Closing Date and ending on the one-year anniversary of the Closing Date (the "Option Period"), Purchaser hereby grants to Seller an option (the "Option") to repurchase all or any part of the Shares for a purchase price of U.S. $250 per share (subject to appropriate adjustment for any stock split, stock dividends or the like). The Option may be exercised by Seller by delivery of written notice to Purchaser indicating the number of Shares to be repurchased and the date to be repurchased (which date may be no later than thirty (30) days following the date of such written notice). The repurchase price shall be paid in immediately available funds, unless otherwise agreed to by Purchaser. Purchaser agrees not to take any action which would impede or hinder the ability of Seller to exercise the Option (including, without limitation, selling, transferring or encumbering the Shares). The Option shall be assignable by Seller upon written notice to Purchaser.

        6.    MISCELLANEOUS.

              (a) This Agreement may be amended, modified or supplemented only by an instrument in writing executed by the party against which enforcement of the amendment, modification or supplement is sought.

              (b) Except as provided in Section 5(b) above, neither this Agreement nor any right created hereby shall be assignable by any party hereto.

              (c) This Agreement and the rights and obligations of the parties hereto shall be governed, construed and enforced in accordance with the laws of the State of Delaware.

             (d) This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

        EXECUTED as of the date first set forth above.

                                        GOTTHARDFIN LIMITED

                                        By:   /s/ Fabio Testori       /s/ Gabriele Zanetti
                                              -------------------     --------------------

                                        Title: Authorized Officer     Authorized Officer
                                              -------------------     --------------------


                                        INTELLICALL, INC.

                                        By:    /s/ John J. McDonald, Jr.
                                              ------------------------------------

                                        Title: President & Chief Executive Officer
                                              ------------------------------------

                                  STOCK POWER

        FOR VALUE RECEIVED, Intellicall, Inc. hereby sells, assigns and transfers unto Gotthardfin Limited, Eleven Thousand Eight Hundred and Thirty Six (11,836) shares of the common stock and Fifty Eight Thousand Seven Hundred and Seventy Two (58,772) shares of the Series A Preferred stock, par value $0.01 per share, of ILD Telecommunications, Inc., a Delaware corporation (the "Company"), standing in our name on the books of said corporation and
represented by Certificate No.              herewith, and do hereby irrevocably
appoint ____________________________________, attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

        Dated as of   4-11-00
                     ---------

                                        INTELLICALL, INC.


                                        By: /s/ John J. McDonald, Jr.
                                           -----------------------------------
                                           John J. McDonald, President

                                   EXHIBIT A

                            INSTRUMENT OF ACCESSION

        The undersigned, Gotthardfin Limited, as a condition precedent to becoming the owner or holder of record of Eleven Thousand Eight Hundred and Thirty Six (11,836) shares of the common stock and Fifty Eight Thousand Seven Hundred and Seventy Two (58,772) shares of the Series A Preferred stock, par value $0.01 per share, of ILD Telecommunications, Inc., a Delaware corporation (the "Company"), hereby agrees to become party to, and to be bound by, that certain Fourth Amended and Restated Shareholders' Agreement, dated as of December 22, 1999, by and among the Company and certain other shareholders of the Company. This Instrument of Accession shall take effect and shall become an integral part of the said Shareholders' Agreement immediately upon execution and delivery to the Company of this instrument.

        IN WITNESS WHEREOF, the INSTRUMENT OF ACCESSION has been duly executed by or on behalf of the undersigned, as a sealed instrument under the laws of the State of Texas, as of the date below written.

                                        GOTTHARDFIN LIMITED



                                        Signature:
                                                  ----------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                             ---------------------------------
                                        Address:
                                             ---------------------------------

                                        --------------------------------------

                                        Date:
                                             ---------------------------------
Accepted:

ILD TELECOMMUNICATIONS, INC.


By:
     ---------------------------------
Name:
     ---------------------------------
Title:
     ---------------------------------

Date:
     ---------------------------------


                                        A-1